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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 ---------------

                                   May 5, 2004
                Date of Report (Date of earliest event reported)



                           THE FLAMEMASTER CORPORATION
               (Exact name of registrant as specified in charter)




     NEVADA                          0-2172                     95-2018730
(state or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)                Identification
 incorporation)                                                   Number)



                                11120 SHERMAN WAY
                          SUN VALLEY, CALIFORNIA 91352
              (Address of principal executive offices and zip code)



                                 (818) 982-1650
              (Registrant's telephone number, including area code)

                                 (818) 765-5603
               (Registrant's facsimile number including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS:

     On May 5, 2004, The Flamemaster Corporation (the "Company") received notification that the firm of Beckman, Kirkland & Whitney LLP ("BKW") had resigned as the Company's independent auditors effective immediately. The decision of BKW to resign as the Company's independent auditors is not a result of any disagreements with management nor is it related to any fee-based issues; rather, BKW indicated that their resignation was for reasons beyond their control. The resignation of BKW was accepted by the Company's Audit Committee and Board of Directors on May 5, 2004.

     During the year ended September 30, 2003, there were no disagreements between the Company and BKW on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BKW, would have been referred to in their reports. BKW's report on the Company's financial statements for the year ended September 30, 2003 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the year ended September 30, 2003 and the subsequent interim periods, there were no reportable events (as defined in Item 304(a) (1) (v) of Securities and Exchange Commission Regulation S-K).

     On May 5, 2004, the Company engaged Sarna and Company ("SAC"), based in Westlake, California to serve as its new auditors. SAC is a registered member of the Public Company Accounting Oversite Board (PCAOB).

     During the year ended September 30, 2003 and the subsequent interim periods, the Company did not consult with SAC regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or
(ii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (l) (iv) of Regulation S-K) or a reportable event (as defined in
Item 304(a) (l) (v) of Regulation S-K).

     The decision to engage SAC was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.


ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS:

     Management Changes

     At a Board of Directors meeting held May 4, 2004, the Board added two new directors, George Valhos and Joshua M. Mazin.

     George Valhos is a Bishop of God's Universal Life Church, and in addition was an executive of a successful pizza restaurant chain. Bishop Valhos currently is a retired businessman and a trustee of God's Universal Life Church.

     Joshua M. Mazin has been working for the company since July of 2000 in a variety of positions including Assistant Secretary/Treasurer and Internal Control Manager. He received a Bachelor of Science degree in Business Management in May of 2003.

     Further the Board voted to elect Joshua M. Mazin to the position of Vice President of Administration. Joshua currently is serving as an officer of the Company in the position of Assistant Secretary/Treasurer.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FLAMEMASTER CORPORATION
                                   -------------------------------
                                           (Registrant)
Date: May 5, 2004

                                   /s/ JOSEPH MAZIN
                                   -------------------------------
                                   (Signature)
                                   Joseph Mazin, President and Chairman and
                                   Chief Executive Officer